Exhibit 99.1

Supplemental RumbleOn/RideNow Metrics Schedule and Financial Overview

RumbleOn, Inc. (the “Company” or “RumbleOn”) completed its business combination with RideNow (the “RideNow Transaction”) on August 31, 2021 (the “Closing Date”). This Supplemental RumbleOn/RideNow Metrics Schedule and Financial Overview (collectively, the “Metrics Schedule”) is being filed with this Current Report on Form 8-K to present such metrics as if the RideNow Transaction was completed on January 1, 2020. All dollars are reported in thousands except per unit amounts.

This Metrics Schedule is provided for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial position the Company would have reported had the RideNow Transaction closed on January 1, 2020 and should not be taken as representative of our anticipated future consolidated results of operations or financial position.

This Metrics Schedule and the Pro Forma Adjusted EBITDA table set forth below should be read together with the Company’s audited historical financial statements, which are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and its unaudited quarterly financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and 2020, June 30, 2021 and 2020, and September 30, 2021 and 2020, and RideNow’s audited historical financial statements, which were included in RumbleOn’s Current Report on Form 8-K filed on April 8, 2021, and its unaudited quarterly financial statements, which were included in the Company’s Current Reports on Form 8-K filed on June 21, 2021 and August 4, 2021.

Supplemental RumbleOn/RideNow Metrics Schedule

			2020				2021			2021
			Qtr1	Qtr2	Qtr3	Qtr4	Qtr1	Qtr2	Qtr3	Nine-Months Ended 9/30/2021
Powersports	Revenue	New vehicle	$91,747	$163,624	$125,196	$135,258	$143,257	$142,732	$126,127	$412,116
		Retail used vehicle	35,691	37,109	28,819	26,427	38,135	55,012	59,052	152,199
		Wholesale[1]	26,385	12,643	12,895	13,011	11,381	28,821	21,642	61,844
		Total used vehicle revenue	62,076	49,752	41,714	39,438	49,516	83,833	80,694	214,043
		Finance and insurance, net	14,669	22,455	16,501	19,093	19,735	22,125	19,911	61,771
		Parts and service and other	36,724	40,534	43,836	43,802	43,529	47,481	48,297	139,307
		Total revenue	$205,216	$276,365	$227,247	$237,591	$256,037	$296,171	$275,029	$827,237

	Gross Profit	New vehicle	$11,340	$26,841	$22,511	$25,786	$27,878	$29,920	$25,863	$83,661
		Retail used vehicle	5,456	6,849	6,735	6,526	7,054	10,397	9,818	27,269
		Wholesale[1]	1,917	438	1,601	1,091	2,840	6,772	3,711	13,323
		Total used vehicle	7,373	7,287	8,336	7,617	9,894	17,169	13,529	40,592
		Finance and insurance, net	14,669	22,455	16,501	19,093	19,735	22,125	19,911	61,771
		Parts and service and other	17,527	18,388	17,525	20,440	20,053	22,775	21,098	63,926
		Total gross profit	$50,909	$74,971	$64,873	$72,936	$77,560	$91,989	$80,401	$249,950

	Vehicle Sales	New vehicle	6,247	11,413	8,109	8,603	9,028	9,215	7,524	25,767
		Retail used vehicle	3,245	3,440	2,645	2,285	2,866	3,865	4,044	10,775
		Wholesale	3,074	970	956	1,057	1,084	2,532	1,779	5,395
		Total used vehicle	6,319	4,410	3,601	3,342	3,950	6,397	5,823	16,170
		Total vehicles sold	12,566	15,823	11,710	11,945	12,978	15,612	13,347	41,937
		New-to-Used Ratio	0.99x	2.59x	2.25x	2.57x	2.29x	1.44x	1.29x	1.59x
	Revenue per vehicle	New vehicle	$14,687	$14,337	$15,439	$15,722	$15,868	$15,489	$16,763	$15,994
		Retail used vehicle	$10,999	$10,788	$10,896	$11,565	$13,306	$14,233	$14,602	$14,125
		Wholesale	$8,583	$13,034	$13,488	$12,309	$10,499	$11,383	$12,165	$11,463
		Used vehicle	$9,824	$11,282	$11,584	$11,801	$12,536	$13,105	$13,858	$13,237
		Finance and insurance, net	$1,545	$1,512	$1,534	$1,754	$1,659	$1,692	$1,721	$1,690
		Parts and service and other	$3,869	$2,729	$4,076	$4,023	$3,660	$3,630	$4,175	$3,812
		Total revenue per vehicle[3]	$21,620	$18,607	$21,131	$21,821	$21,527	$22,643	$23,775	$22,638

	Gross Profit per vehicle	New vehicle	$1,815	$2,352	$2,776	$2,997	$3,088	$3,247	$3,437	$3,247
		Used vehicle	$1,167	$1,652	$2,315	$2,279	$2,505	$2,684	$2,323	$2,510
		Finance and insurance	$1,545	$1,512	$1,534	$1,754	$1,659	$1,692	$1,721	$1,690
		Parts and service	$1,847	$1,238	$1,630	$1,877	$1,686	$1,741	$1,824	$1,749
		Total gross profit[4]	$3,517	$3,810	$4,403	$4,821	$4,835	$5,292	$5,126	$5,091

Automotive		Revenue	$113,632	$68,295	$99,315	$55,843	$84,071	$127,287	$105,298	$316,656
		Gross profit[2]	$5,553	$5,802	$12,842	$4,088	$6,211	$10,169	$6,525	$22,905
		Vehicles sold	4,603	2,835	3,516	1,787	2,494	3,300	3,028	8,822
		Revenue per vehicle	$24,687	$24,090	$28,247	$31,250	$33,709	$38,572	$34,775	$35,894
		Gross profit per vehicle	$1,206	$2,047	$3,652	$2,288	$2,490	$3,082	$2,155	$2,596

Transportation		Revenue[1]	$8,990	$8,252	$11,415	$7,230	$10,030	$14,518	$11,597	$36,145
		Gross profit	$2,000	$1,801	$2,067	$1,749	$1,989	$2,385	$2,455	$6,829
		Vehicles transported	21,027	19,191	21,238	13,989	18,907	23,502	20,284	62,693
		Revenue per vehicle transported	$428	$430	$537	$517	$530	$618	$572	$577
		Gross profit per vehicle transported	$95	$94	$97	$125	$105	$101	$121	$109

1 -	Intercompany revenue and cost of sales for transportation services provided by Wholesale Express and vehicle sales between RumbleOn and RideNow before the Closing Date are included in this Metrics Schedule. These amounts are summarized in the Intercompany Transaction Table below.

2 -	The Automotive segment Gross Profit includes the benefit of inventory reserve adjustments established after the Nashville Tornado of $2,935, $7,788, and $1,964 for Q1, Q2 and Q3 of 2020, respectively.
3 -	Total revenue per vehicle for powersports represents total revenue divided by the number of retail powersports units sold.
4 -	Total gross profit per vehicle for powersports represents the gross profit attributable to both (a) new and used powersport sales and (b) finance and insurance, net divided by the number of retail powersport units sold.

RumbleOn/RideNow Financial Overview

	2020				2021			2021
	Qtr1	Qtr2	Qtr3	Qtr4	Qtr1	Qtr2	Qtr3	Nine-Months Ended 9/30/2021
Revenue	$325,934	$352,324	$337,001	$300,058	$344,266	$417,479	$383,495	$1,145,240

Adjusted revenue[1]
Powersports	$168,492	$235,831	$183,411	$193,789	$212,508	$248,690	$226,732	$687,930
Automotive	113,632	68,295	99,315	55,843	84,071	127,287	105,298	316,656
Transportation and logistics	8,990	8,252	11,415	7,230	10,030	14,518	11,597	36,145
Parts and service and other	36,724	40,534	43,836	43,802	43,529	47,481	48,297	139,307
Total adjusted revenue	$327,838	$352,912	$337,977	$300,664	$350,138	$437,976	$391,924	$1,180,038

Gross profit	$58,462	$82,574	$79,782	$78,773	$85,407	$103,977	$87,857	$277,241

Adjusted gross profit[1]
Powersports	$33,382	$56,583	$47,348	$52,496	$57,507	$69,214	$59,303	$186,024
Automotive	5,553	5,802	12,842	4,088	6,211	10,169	6,525	22,905
Transportation and logistics	2,000	1,801	2,067	1,749	1,989	2,385	2,455	6,829
Parts and service and other	17,527	18,388	17,525	20,440	20,053	22,775	21,098	63,926
Total adjusted gross profit	$58,462	$82,574	$79,782	$78,773	$85,760	$104,543	$89,381	$279,684

1 -	Intercompany revenue and cost of sales for transportation services provided by Wholesale Express and vehicle sales between RumbleOn and RideNow before the Closing Date are included in this Financial Overview. These amounts are summarized in the Intercompany Transactions Table below.

Intercompany Transactions Table

In the normal course of operations, RumbleOn utilizes transportation services of Wholesale Express. The following table provides the intercompany revenue and cost of revenue for these transportation services. In addition, during the nine-months ended September 30, 2021, and prior to the Closing Date, there were vehicle sales between RumbleOn and RideNow.

The Company believes including the transactions between RumbleOn and RideNow until the Closing Date provides the reader a better understanding of how the companies performed by recognizing the robust used powersports wholesale market through which both RumbleOn could have sold vehicles and RideNow could have purchased vehicles and thereby recognizing the actual volume of business both entities achieved pre-closing. It is important to note that aggregate gross margin is not duplicative in such analysis.

The intercompany revenue and cost of revenue for these sales is summarized in the table below.

	2020				2021			2021
	Qtr1	Qtr2	Qtr3	Qtr4	Qtr1	Qtr2	Qtr3	Nine-Months Ended 9/30/2021
Transportation Services Provided by Wholesale Express
Revenue	$1,904	$588	$976	$606	$692	$1,437	$1,228	$3,357
Cost of Revenue	$1,904	$588	$976	$606	$692	$1,437	$1,228	$3,357

Vehicle Sales Between RumbleOn and RideNow
Revenue	-	-	-	-	$5,180	$19,060	$7,201	$31,441
Cost of Revenue	-	-	-	-	$4,827	$18,494	$5,677	$28,998

Pro Forma Adjusted EBITDA

Pro Forma Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to Pro Forma Net Income (loss) as a measure of operating performance or cash flows or as a measure of liquidity. Non-GAAP financial measures are not necessarily calculated the same way by different companies and should not be considered a substitute for or superior to U.S. GAAP.

Pro Forma Adjusted EBITDA is defined as Pro Forma Net Income (loss) adjusted to add back interest expense (including debt extinguishment), depreciation and amortization, changes in derivative liability, interest income and miscellaneous income, income taxes, and certain recoveries, charges and expenses, such as an insurance recovery, non-cash stock-based compensation costs, acquisition related costs, litigation expenses, and other non-recurring costs, as these recoveries, charges and expenses are not considered a part of the Company’s core business operations and are not an indicator of ongoing, future company performance. Pro Forma Net Income (loss) as set forth below was prepared pursuant to Article 11 of Regulation S-X.

Pro Forma Adjusted EBITDA is one of the primary metrics used by management to evaluate the financial performance of the Company’s business. The Company presents Pro Forma Adjusted EBITDA because it believes it is frequently used by analysts, investors and other interested parties to evaluate companies in the Company’s industry. Further, the Company believes it is helpful in highlighting trends in the Company’s operating results, because it excludes, among other things, certain results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure and capital investments.

The following table reconciles Pro Forma Net Income (loss) to Pro Forma EBITDA for the periods presented:

	2020				2021			2021
	Qtr1	Qtr2	Qtr3	Qtr4	Qtr1	Qtr2	Qtr3	Nine-Months Ended 9/30/2021
Pro forma net income (loss)	$(16,392)	$17,735	$9,547	$8,024	$11,553	$30,013	$(16,731)	$24,835
Add Back:
Interest expense (incl debt extinguishment)	12,063	10,780	11,014	13,455	10,666	10,811	10,572	32,049
Depreciation and amortization	3,238	3,301	2,704	4,364	3,257	3,379	3,409	10,045
Interest income and miscellaneous income	(648)	(458)	(680)	(181)	(733)	(389)	(269)	(1,391)
Income taxes	(5,464)	5,912	3,182	2,675	3,851	10,004	(5,577)	8,278
EBITDA	(7,203)	37,270	25,767	28,337	28,594	53,818	(8,596)	73,816
Adjustments:
Impairment loss due to Nashville tornado	11,738	-	-	-	-	-	-	-
Impairment loss on fixed assets	178	-	-	-	-	-	-	-
Insurance recovery proceeds	-	(5,615)	-	-	-	-	(3,135)	(3,135)
Stock-based compensation	1,098	963	1,114	805	1,275	947	24,813	27,035
Change in derivative liability	117	(137)	14	(4)	21	2,235	6,518	8,774
Costs related to acquisition of RideNow	-	-	-	-	1,097	860	1,558	3,515
Other non-recurring costs	278	469	332	268	121	81	1,449	1,651
PPP loan forgiveness	-	-	-	-	-	(19,039)	(572)	(19,611)
Pro forma adjusted EBITDA	6,206	32,950	27,227	29,406	31,108	38,902	22,035	92,045
Pro forma adjustments[1]	31	31	31	31	383	597	1,545	2,525
Pro forma EBITDA[1]	$6,237	$32,981	$27,258	$29,437	$31,491	$39,499	$23,580	$94,570

1 -	Pro Forma EBITDA represents the EBITDA of RumbleOn and RideNow before the net effects of the pro forma adjustments.

Pro Forma Adjustments:

The historical financial statements of RumbleOn and RideNow have been adjusted in the Pro Forma Adjusted EBITDA table above to give effect to pro forma events that are (i) directly attributable to the business combination; (ii) are factually supportable; and (iii) expected to have a continuing impact on the combined results following the business combination. The following pro forma adjustments were made to compile this Pro Forma Adjusted EBITDA table:

1.	Intercompany revenue and cost of sales for transportation services provided by Wholesale Express and vehicle sales between RumbleOn and RideNow before the Closing Date have been eliminated in the Pro Forma Adjusted EBITDA table above. These amounts are summarized in the Intercompany Transaction Table above.
2.	Amortization of preliminary valuation of intangible assets.
3.	Amortization of stock-based compensation awarded in connection with the RideNow Transaction.
4.	Interest expense, debt discount amortization and amortization of fees related to the Credit Agreement, dated August 30, 2021, among the Company, as borrower, the lenders party thereto, and Oaktree Fund Administration, LLC, as administrative agent and collateral agent.
5.	Tax provisions (benefits) based on a blended federal and state statutory tax rate of 25%.

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